BlackRock FundsSM

BlackRock Wealth Liquid Environmentally Aware Fund

(the “Fund”)

Supplement dated October 1, 2024 to the Investor and Institutional Shares Prospectus (the “Prospectus”) of the Fund, dated July 29, 2024, as supplemented to date

Effective immediately, the Prospectus is amended as follows:

The following disclosure replaces the subsection of the Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Buy Shares—Add to Your Investment—Or contact BlackRock (for accounts held directly with BlackRock)—Purchase by Internet”:

Purchase by Internet: You may purchase your shares and view activity in your account by logging onto the BlackRock website at www.blackrock.com. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made.

Certain institutional clients’ purchase orders placed by wire prior to the close of business on the Exchange will be priced at the NAV determined that day. Purchase orders placed after 3:55 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason. Contact your Financial Intermediary or BlackRock for further information.

The Fund limits Internet purchases through the transfer agent’s order entry program which may be reached through www.blackrock.com in shares of the Fund to $100,000 per account per day. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent active.

The following disclosure replaces the subsection of the Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares held directly with BlackRock—Redeem by Internet”:

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com. Redemption orders placed after 3:55 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund reserves the right to limit the amount of such orders that will be paid on the same day. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record.

Payment for shares redeemed by Internet through the transfer agent’s order entry program which may be reached through www.blackrock.com may be made for non-retirement accounts in amounts up to $100,000 per account per day, either through check, ACH or wire. Different maximums may apply to certain institutional investors.

Shareholders should retain this Supplement for future reference.

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